Stock-Based Compensation	12 Months Ended
Dec. 31, 2025
Share-Based Payment Arrangement [Abstract]
Stock-Based Compensation	Stock-Based Compensation

Incentive Compensation Awards

Stock-based incentive awards were provided to directors and employees under the terms of our 2015 and 2021 Equity Incentive Plans (collectively, the “Plans”) as administered by the Board. Awards available under the Plans principally include stock options, performance share units, restricted share units or any combination thereof. The maximum number of new shares that may be granted under the Plans is 20 million shares. To the extent any award is forfeited, expires, lapses, or is settled for cash, the award is available for reissue under the Plans. We utilize authorized and unissued shares to satisfy all shares issued under the Plans.

Stock Options

Stock options were awards that allow the employee to purchase shares of our stock at a fixed price. Stock options were granted under the Plans at an exercise price not less than the fair market value of a share on the date of grant. No stock options were granted in 2025, 2024, or 2023.

Stock Awards

Stock awards were principally made in the form of performance share units (“PSUs”) and restricted share units (“RSUs”).

PSUs are stock awards where the number of shares ultimately received by the employee depends on the Company’s performance against specified targets, which may include EBITDA adjusted for foreign exchange gain (loss), net, other expenses, net, impairment losses, restructuring expenses, stock-based compensation, litigation expense (income), and certain other non-recurring items (“Adjusted EBITDA”), cash flow from operations less capital expenditures and payments on license obligations, excluding the net of tax cash payments in connection with material litigation (“Adjusted Free Cash Flow”), Total Shareholder Return (“TSR”) relative to the Russell Mid Cap Market Index, or share price. PSUs typically vest 50% over an approximate three-year period and 50% over an approximate four-year period (i.e. four years to vest both tranches). Dividend equivalents are not paid under the Plans. The fair value of each PSU is determined on the grant date or modification date, based on the Company’s stock price, adjusted for the exclusion of dividend equivalents, and assumes that performance targets will be achieved. Over the performance period, the number of shares of stock that will be issued is adjusted based upon the probability of achievement of performance targets. The ultimate number of shares issued and the related compensation cost recognized as expense is based on a comparison of the final performance metrics to the specified targets, if applicable.

RSUs are stock awards that entitle the holder to shares of common stock as the award vests. Dividend equivalents are not paid under the Plans. During 2025, in connection with the special dividend, RSUs were granted to eligible employees, which will vest in approximately one-, two-, and three-year periods.

Stock Option Activity

A summary of our stock option activity and related information is as follows:

		Weighted-Average
(Shares in thousands)	Stock Options	Exercise Price Per Share ($) (1)	Remaining Contractual Term (in years)	Aggregate Intrinsic Value ($ in millions)
Outstanding at January 1, 2025	173	20.37
Granted	—	—
Forfeited	—	—
Exercised	—	—
Outstanding at December 31, 2025	173	17.37	2.36
At December 31, 2025:
Vested and expected to vest	—	—	—	—
Exercisable	173	17.37	2.36	—
(1)In July 2025, the company paid a special cash dividend of $3.00 per share. The exercise price of all outstanding stock options was decreased by $3.00 per option to preserve the intrinsic value of the awards.
No stock options were exercised in 2025, 2024, 2023.

A summary of our stock award activity and related information, which includes both continuing and discontinued operations unless otherwise noted, is as follows:

(Shares in thousands)	PSUs(1)	Weighted- Average Grant Date Fair Value ($)	RSUs(2)	Weighted- Average Grant Date Fair Value ($)
Nonvested at January 1, 2025	5,126	24.55	88	20.60
Granted(3)	2,618	14.23	1,009	16.19
Vested	(1,838)	28.64	(88)	20.60
Forfeited	(1,172)	19.06	(15)	—
Nonvested at December 31, 2025	4,733	16.76	993	16.19

At December 31, 2025:
Unrecognized cost for nonvested awards ($ in millions)	40		—
Weighted-average future recognition period (in years)	2.50		0.36
(1) Unless otherwise noted, the number of PSUs granted are based on the target number of shares. Based on specified targets, actual performance may result in additional shares vesting, up to a maximum 145% payout achievement.
(2) In connection with the special dividend, RSUs were granted to eligible employees as required under the Plans. These awards did not impact the weighted average grant date fair value since there was no incremental fair value.
(3) Includes 106 thousand PSUs for vestings above the target thresholds. These PSUs were granted in prior years and either vested in 2025 or will vest in 2026 upon achievement of normal service requirements.

The total vest-date fair value of PSUs vested was $30 million, $43 million, and $36 million in 2025, 2024, and 2023, respectively. The total vest-date fair value of RSUs vested was $1 million, $1 million, and $2 million for 2025, 2024, and 2023, respectively.

Fair Value of Stock Awards Granted

We estimated the fair value of PSUs at the date of grant using a Monte Carlo simulation valuation model, as the awards include a market condition. The market condition is based on the Company’s TSR relative to the Russell Midcap Market Index.

During 2025, 2024, and 2023, we estimated the fair value of RSUs at the date of grant based on our stock price. Details of the grants, which includes both continuing and discontinued operations for 2024 and 2023, are as follows:

(Shares in thousands)	2025	2024	2023
PSUs granted during the year	2,511	1,842	1,408
Weighted-average grant date fair value ($)	13.55	18.36	28.39

RSUs granted during the year	112	89	68
Weighted-average grant date fair value ($)	16.19	20.62	26.96

Stock-Based Compensation Expense

Total continuing operations compensation cost for our stock-based compensation plans is recorded based on the employees’ respective functions as detailed below.

	For the year ended December 31,
($ in millions)	2025	2024	2023
Cost of services	1	3	2
General and administrative	11	27	27
Research and development	—	1	1
Sales and marketing	3	7	4
Share-based compensation expense before income taxes	15	38	34
Income tax benefit	4	10	9
Total share-based compensation, net of tax	11	29	25
(1) Amounts exclude stock-based compensation expense related to discontinued operations recognized during the period, which was included in Income from discontinued operations, net of tax in the Consolidated Statements of Operations.

Modifications

In 2025, we modified the measurement of certain performance conditions for the outstanding PSUs granted in 2024 and 2025 due to improved visibility into the Company’s financial performance following the sale of IGT Gaming, which had not been contemplated at the time those PSUs were granted. The modification affected approximately 233 employees and resulted in a nominal increase in compensation cost for the period. We estimate an incremental fair value of $27 million in additional compensation cost, which will be recognized over the respective vesting periods. The impact of this modification is included on the Consolidated Statements of Operations.

In 2024, certain PSUs for employees that transferred with IGT Gaming were modified. For unvested PSUs granted prior to 2024 and scheduled to vest prior to the expected closing date, the awards vested at target performance. For the remaining PSUs granted prior to 2024, the awards were modified to vest at target performance and settle in cash, 50% at the Transaction closing date, and 50% one year following the closing date. At Transaction closing, $8 million was paid to settle the Company’s obligation. The modifications affected approximately 144 employees, which resulted in $2 million of incremental compensation cost that is included in discontinued operations for the year ended December 31, 2025.